                                                                 Exhibit 99


                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                   FORM 11-K

             FOR ANNUAL REPORTS OF EMPLOYEE STOCK PURCHASE, SAVINGS
               AND SIMILAR PLANS PURSUANT TO SECTION 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


(Mark One):

(X) ANNUAL REPORT PURSUANT TO SECTION 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 30, 1993, and the one day period ended December 31, 1993

                                       or

(   )     TRANSITION REPORT PURSUANT TO SECTION 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934
For the transition period from___________to_______

Commission file number V-1799

     A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                       THRIFT PLAN PLUS FOR EMPLOYEES OF
                              MEDIA GENERAL, INC.

     B. Name of the issuer of the securities held pursuant to the plan and the address of its principal executive office:

                              MEDIA GENERAL, INC.
                             333 East Grace Street
                            Richmond, Virginia 23219

                                Financial Statements
                                  Thrift Plan Plus
                        For Employees of Media General, Inc.

                                 For the years ended
                             December 30, 1993, and 1992
                         with Report of Independent Auditors

             Thrift Plan Plus For Employees of Media General, Inc.

                              Financial Statements


                For the years ended December 30, 1993, and 1992



                                    Contents

Report of Independent Auditors                                    1

Financial Statements

Statements of Net Assets Available for Plan Benefits
   December 30, 1993, and 1992                                    2
Statements of Changes in Net Assets Available for Plan Benefits
   for the years ended December 30, 1993, and 1992                4
Notes to Financial Statements                                     6


Additional Information
                                                           Schedule

Schedule of Reportable 5% Transactions for the year
   ended December 30, 1993                                     A
Schedule of Investment Assets December 30, 1993                B

                         Report of Independent Auditors

Administrator
Thrift Plan Plus For Employees of Media General, Inc.

We have audited the accompanying statements of net assets available for plan benefits of the Thrift Plan Plus For Employees of Media General, Inc., as of December 30, 1993 and 1992, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan at December 30, 1993 and 1992, and the changes in its net assets available for plan benefits for the years then ended, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules of Investment Assets as of December 30, 1993, and Reportable 5% Transactions for the year ended December 30, 1993, are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the basic financial statements. The supplemental schedules have been subjected to the auditing procedures applied in our audit of the 1993 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1993 basic financial statements taken as a whole.


Richmond, Virginia                                ERNST & YOUNG
June 6, 1994





                                                                    1

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                        Statement of Net Assets Available For Plan Benefits
                                                         December 30, 1993

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Assets
Investment in Media General, Inc., Class A Common
  Stock, 2,867,958 shares at market of $29.125 per
      share, cost $57,732,218                           $         -  $        -  $83,529,276   $        -  $ 83,529,276
Other investments, at market:
  Common trust fund managed by Trustee:
    Short-term investments, cost $2,324,706               1,466,591     145,244      698,790       14,081     2,324,706
  Common trust fund managed by NationsBank Investment
    Management Division, cost $5,363,940                          -   6,098,015            -            -     6,098,015
  Guaranteed annuity contracts, cost $12,206,404         12,206,404           -            -            -    12,206,404
  Loans to participants                                           -           -            -    4,594,451     4,594,451
Dividends and interest receivable                             2,654      13,112        3,410       29,202        48,378
Contributions receivable                                    166,051     132,953      745,637            -     1,044,641
Receivable (payable) resulting from participants'
  fund transfers                                            544,219     (51,067)    (344,072)    (149,080)            -
Other receivables                                                 -           -            -      187,051       187,051
                                                        ---------------------------------------------------------------
                                                         14,385,919   6,338,257   84,633,041    4,675,705   110,032,922
Liabilities
  Amounts payable - security purchases                           -            -      215,493            -       215,493
                                                        ---------------------------------------------------------------
Net assets available for plan benefits                  $14,385,919  $6,338,257  $84,417,548   $4,675,705  $109,817,429
                                                        ===============================================================

See accompanying notes.











 2

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                        Statement of Net Assets Available For Plan Benefits
                                                         December 30, 1992

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Assets
Investment in Media General, Inc., Class A Common
  Stock, 2,741,839 shares at market of $16.875 per
    share, cost $54,365,106                             $         -  $         -  $46,268,533  $        -   $46,268,533
Other investments, at market:
  Common trust fund managed by Trustee:
    Short-term investments, cost $2,329,777                  24,045      326,048    1,554,878     424,806     2,329,777
  Common trust fund managed by NationsBank Investment
    Management Division, cost $3,645,668                          -    4,015,148            -           -     4,015,148
  Guaranteed annuity contracts, cost $13,788,520         13,788,520            -            -           -    13,788,520
  Loans to participants                                           -            -            -   4,612,282     4,612,282
Dividends and interest receivable                               950       13,430        5,085      33,415        52,880
Contributions receivable                                    152,195       88,117      719,208           -       959,520
Receivable (payable) resulting from participants'
  fund transfers                                             53,792      153,640      396,074    (603,506)            -
Other receivables                                                 -            -            -     188,073       188,073
                                                        ---------------------------------------------------------------
                                                         14,019,502    4,596,383   48,943,778   4,655,070    72,214,733
Liabilities
  Amounts payable - security purchases                            -       63,719    1,472,152           -     1,535,871
                                                        ---------------------------------------------------------------
Net assets available for plan benefits                  $14,019,502   $4,532,664  $47,471,626  $4,655,070   $70,678,862
                                                        ===============================================================

See accompanying notes.











 3

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                   Statement of Changes in Net Assets Available For Plan Benefits
                                                    Year ended December 30, 1993

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Investment income:
  Dividends                                            $         -   $   90,493  $ 1,224,978   $        - $  1,315,471
  Interest                                                 786,374       30,039       45,805      373,925    1,236,143
                                                       ----------------------------------------------------------------
                                                           786,374      120,532    1,270,783      373,925    2,551,614
                                                       ----------------------------------------------------------------

Net appreciation in fair value of assets                         -      423,233   34,295,914            -   34,719,147

Contributions:
  Employers                                                      -            -    3,498,943            -    3,498,943
  Participants                                           1,657,622    1,363,299    3,978,766            -    6,999,687
                                                       ----------------------------------------------------------------
    Total                                                1,657,622    1,363,299    7,477,709            -   10,498,630
                                                       ----------------------------------------------------------------

Adjustments for participants' fund transfers               608,259      312,757   (1,028,940)     107,924            -
Distributions to withdrawing participants               (2,685,838)    (414,228)  (5,069,544)    (461,214)  (8,630,824)
                                                       ----------------------------------------------------------------
Net increase in net assets available
  for plan benefits                                        366,417    1,805,593   36,945,922       20,635   39,138,567
Net assets available for plan benefits at
  December 30, 1992                                     14,019,502    4,532,664   47,471,626    4,655,070   70,678,862
                                                       ----------------------------------------------------------------
Net assets available for plan benefits at
  December 30, 1993                                    $14,385,919   $6,338,257  $84,417,548   $4,675,705 $109,817,429
                                                       ================================================================

See accompanying notes.











                                       Thrift Plan Plus For Employees of Media General, Inc.
                                   Statement of Changes in Net Assets Available For Plan Benefits
                                                    Year ended December 30, 1992

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Investment income:
  Dividends                                            $         -   $   97,243  $ 1,131,436   $        -  $ 1,228,679
  Interest                                                 997,590       14,408       32,227      415,680    1,459,905
                                                       ----------------------------------------------------------------
                                                           997,590      111,651    1,163,663      415,680    2,688,584
                                                       ----------------------------------------------------------------

Net appreciation in fair value of assets                         -       77,103      287,428            -      364,531

Contributions:
  Employers                                                      -            -    3,417,936            -    3,417,936
  Participants                                           1,645,960      881,664    4,331,123            -    6,858,747
                                                       ----------------------------------------------------------------
    Total                                                1,645,960      881,664    7,749,059            -   10,276,683
                                                       ----------------------------------------------------------------

Adjustments for participants' fund transfers              (214,391)     345,284     (129,664)      (1,229)           -
Distributions to withdrawing participants               (5,425,445)  (1,270,085)  (5,625,183)    (322,132) (12,642,845)
                                                       ----------------------------------------------------------------
Net increase (decrease) in net assets available
  for plan benefits                                     (2,996,286)     145,617    3,445,303       92,319      686,953
Net assets available for plan benefits at
  December 30, 1991                                     17,015,788    4,387,047   44,026,323    4,562,751   69,991,909
                                                       ----------------------------------------------------------------
Net assets available for plan benefits at
  December 30, 1992                                    $14,019,502   $4,532,664  $47,471,626   $4,655,070  $70,678,862
                                                       ================================================================

See accompanying notes.











             Thrift Plan Plus For Employees of Media General, Inc.

                         Notes to Financial Statements

                               December 30, 1993


1.  Contributions

The Plan allows participants to elect to contribute 1% to 20% of their total compensation, subject to limitations prescribed by the Internal Revenue Code, by means of regular payroll deductions. Contributions are made in the form of pretax salary reductions or voluntary contributions of after-tax dollars by the participants. Participants can elect to contribute 1% to 10% of their pay, in whole percentages, to the Plan before taxes are withheld from their compensation and 1% to 10%, in whole percentages, after taxes are withheld from their compensation. Employers match a participant's contribution up to a total of up to 6% of the participant's contribution for each plan year based upon the following chart. If a participant contributes more than 6% in total to the Plan, the percent designated as pretax is considered first for purposes of the Company match.


                                  Company matching percentage
                                  ---------------------------
 Your TOTAL contribution      On pretax portion   On after-tax portion
  percent to be matched            of TOTAL             of TOTAL
 by Company contribution         contribution         contribution
 -----------------------         ------------         ------------

            1%                       75%                  50%
            2%                       75%                  50%
            3%                       75%                  50%
            4%                       75%                  50%
            5%                       65%                  50%
            6%                       55%                  50%

Contributions from participants are invested in accordance with the terms of the Plan at the option of the participant, in (i) a Money Market Fund for the purchase of certificates of deposit, guaranteed annuity contracts, commercial paper, bonds or interest in a common trust fund invested in money market instruments, (ii) an Equity Fund for the purchase of common stocks of corporations other than Media General, Inc., or interest in an equity common trust fund, (iii) a Media General Stock Fund for the purchase of Class A Common Stock of Media General, Inc., or (iv) certain combinations of these funds as provided by the Plan. Employer contributions are invested in Media General stock subject to the transfer provisions discussed in the following paragraph. The Plan also includes, among other things, a loan feature (see Note 5). Under specified guidelines, a participant may request the Trustee to

             Thrift Plan Plus For Employees of Media General, Inc.

1.  Contributions (continued)

transfer a portion of the participant's balance in other funds into the loan fund for disbursement as a loan to the participant. Repayment of principal and interest is made by payroll deduction and the loans are fully secured by the participant's balance in the loan fund.

A participant may change his Investment Option selection as of the first day of any month, with 15 days prior written notice. On any allocation date, a participant who has attained age 55 may elect to transfer 100% of the market value of his account to any of the Investment Options provided for by the Plan. On any allocation date, participants under age 55 may elect to transfer 100% of the market value of their account between the Equity and Money Market Funds. On any allocation date, participants under age 55 may elect to transfer 25% of their account from the Media General Stock Fund. In addition, on any allocation date, participants under age 55 may elect to transfer 25% of their account from the Money Market and/or Equity Fund to the Media General Stock Fund. Participants are permitted to make no more than one transfer in any plan year.

The Plan's assets are held by Northern Trust Company, a trustee, pursuant to a trust agreement dated July 1, 1987. NationsBank Investment Management Division manages the common stocks in the Equity Fund and Capitoline Investment Services, Inc., manages the guaranteed annuity contracts in the Money Market Fund. NationsBank Investment Management Division has unlimited authority to select securities which will be purchased by the Equity Fund and Capitoline Investment Services, Inc., has unlimited authority to select guaranteed annuity contracts which will be purchased by the Money Market Fund.

2.  Vesting, Withdrawals, and Terminations

In the event of termination of employment or withdrawal from the Plan, participants are paid the value of their account attributable to the amounts they contributed plus the value of their account attributable to employer contributions which has vested. The vesting provisions of the Plan provide for immediate 100% vesting of the value of employer pretax matching contributions and, effective as of December 31, 1993, immediate 100% vesting of the value of after-tax matching contributions.

             Thrift Plan Plus For Employees of Media General, Inc.

2.  Vesting, Withdrawals, and Terminations (continued)

The Employer has established the Plan with the intention that it will continue. The Employer has the right at any time to terminate the Plan. The value of the participant's accounts would be distributed to the participant in a manner consistent with the Plan document.

The above descriptions are provided for informative purposes. Readers should refer to the Plan document for more complete information.

3.  Income Taxes

The Internal Revenue Service has ruled that the Plan qualifies under Section 401(a) of the Internal Revenue Code (IRC) and is, therefore, not subject to tax under present income tax law. Employee contributions qualify as "cash or deferred" contributions under Section 401(k) of the IRC. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan administrator is not aware of any course of action or series of events which have occurred which might adversely affect the Plan's qualified status.

Until such time as a participant or his beneficiary withdraws from the Plan, no income tax is payable by the participant on (i) contributions made by his employer on his behalf, (ii) interest and dividends added to his account, (iii) gains on sales of securities by the trust, or (iv) effective July 1, 1985, on contributions made by the participant in the form of pretax salary reductions not exceeding 6% of his compensation through December 31, 1986, and 10% thereafter, subject to limitations prescribed by the Internal Revenue Code.

4.  Investments

All investments, other than guaranteed annuity contracts and loans to participants, are carried at market value. Deposits under guaranteed annuity contracts are carried at contract value which equals cost. Loans to participants are carried at original amount of the loan less repayments received. Investments in securities traded on national securities exchanges are valued at the last reported sales price or at the last reported bid quotation if not traded on that day. Investments in common trust funds are valued at their redemption value. Dividends are recorded on the ex-dividend date and interest is accrued as earned.

             Thrift Plan Plus For Employees of Media General, Inc.

4.   Investments (continued)

Investments representing five percent or more of the Plan's net assets at December 30, 1993, consisted of the following:

Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------
Media General, Inc. Class A Common Stock     $57,732,218    $83,529,276

5.  Loans to Participants

The Plan has a Loan Fund available to all Plan participants. Loans are made from the participant's account, reducing the investment balance and creating a receivable in the Loan Fund. Loans are secured by the participant's account balance. Loans to terminated participants and loans in default are treated as distributions to the participant. Loans are repaid through payroll deduction including principal and interest. The principal portion reduces the receivable from participants and both principal and interest are transferred to the participant's investment account as repayments are received.

Participants may obtain loans based on the vested value of their accounts. New loans cannot exceed 50% of the participant's account value or a maximum of $50,000 in accordance with the Department of Labor's regulations on loans to participants. Loans are limited to one loan per participant per year with a maximum of two loans outstanding at any one time. Loans shall bear a reasonable rate of interest and must be repaid over a period not to exceed 5 years unless it is used to purchase the participant's primary residence, in which case the loan must be repaid over a period not to exceed 10 years.

6.  Related Party Transactions

Recurring administrative  expenses of  the Plan, which include trustee fees, are
paid by  Media General,  Inc.   Administrative  expenses  for  the  years  ended
December 30, 1993, and 1992, were $304,027 and $320,446, respectively.

             Thrift Plan Plus For Employees of Media General, Inc.

7.  Reclassification of Prior Year Financials

Certain amounts in the prior year's financial statements have been reclassified to be reported on a consistent basis with the current year's presentation.

8.  Comparison to Form 5500

Form 5500 requires the recording of a liability for distributions allocated to participants as of year end, but for which disbursement of those funds from the Plan has not yet been made. This requirement is different from the presentation of such funds in the financial statements where they remain in net assets available for plan benefits. The liability per Form 5500 as of December 30, 1993, 1992, and 1991, is $3,221,933, $2,199,367, and $5,773,813, respectively.

9.  Plan Year-End Change

The Plan changed its year-end date from December 30 to December 31, effective December 31, 1993.

                             Additional Information

                                                            Schedule A










                           Reportable 5% Transactions

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                 Schedule of Reportable 5% Transactions With Northern Trust Company
                                                    Year ended December 30, 1993

                                                      Average                                    Current
                                                    Purchase or   Transaction       Cost of      Value of   Net Gain or
    Description of Asset                            Sale Price      Expense          Asset         Asset       (Loss)
- - -----------------------------------------------------------------------------------------------------------------------
                                                        ($)           ($)             ($)           ($)          ($)
Transactions by issue:

Media General, Inc., Class A
  Common Stock 195,825 shares
    bought in 34 transactions                           23.47          9,791      4,605,719     4,605,719             -
                                                                                           ----------------------------
                                                                                                4,605,719             -
                                                                                           ============================

COLTV Short Term Investment Fund
  20,951,745 increases on 175 days                                               20,951,745    20,951,745             -
  20,549,083 decreases on 271 days                                               20,549,083    20,549,083             -
                                                                                           ----------------------------
                                                                                               41,500,828             -
                                                                                           ============================

COLTV Short Term Investment Fund
  3,036,009 increases on 72 days                                                  3,036,009     3,036,009             -
  3,446,734 decreases on 22 days                                                  3,446,734     3,446,734             -
                                                                                           ----------------------------
                                                                                                6,482,743             -
                                                                                           ============================

Media General Participant Loan Asset
  2,482,702 CV bought in 64 transactions                                          2,482,702     2,482,702             -
  2,881,295 CV sold in 90 transactions                                            2,881,295     2,881,295             -
                                                                                           ----------------------------
                                                                                                5,363,997             -
                                                                                           ============================

                                                            Schedule B










                               Investment Assets

             Thrift Plan Plus For Employees of Media General, Inc.

                               Investment Assets

                               December 30, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

Money Market Fund:
  Northern Trust Company Short Term
    Investment Fund                          $ 1,466,591    $ 1,466,591
                                             ==========================

  Annuity contracts:
    Commonwealth Life Guaranteed Annuity
      Contract, 5.80%, Open Maturity         $ 1,486,538    $ 1,486,538
    Hartford Life Guaranteed Annuity
      Contract, 5.39%, March 20, 1995          1,011,278      1,011,278
    Hartford Life Guaranteed Annuity
      Contract, 5.14%, September 18, 1995      1,517,949      1,517,949
    Life of Virginia Guaranteed Annuity
      Contract, 4.63%, Open Maturity           1,544,915      1,544,915
    Lincoln National Life Insurance Co.,
      Guaranteed Annuity Contract, 8.84%,
        March 31, 1994                         2,234,536      2,234,536
    Metropolitan Guaranteed Annuity
      Contract, 5.24%, January 22, 1996        1,062,164      1,062,164
    New York Life Guaranteed Annuity
      Contract, 6.52%, May 20, 1996            1,329,222      1,329,222
    Protective Life, 4.67%,
      September 30, 1996                       1,008,035      1,008,035
    Provident Life & Accident Co.,
      4.50%, December 16, 1996                 1,011,767      1,011,767
                                             --------------------------
                                             $12,206,404    $12,206,404
                                             ==========================

             Thrift Plan Plus For Employees of Media General, Inc.

                         Investment Assets (continued)

                               December 30, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

Equity Fund:
  Northern Trust Company Short Term
    Investment Fund                           $  145,244     $  145,244
                                              =========================

  NationsBank Investment Management Division Fund:
    Adaptec, Inc.                             $   98,700     $  152,589
    ADR British Petroleum PLC                    144,918        166,725
    ADR Imperial Chemical Industries PLC, New    119,579        132,300
    ADR Telefonos De Mexico S.A. CV SerL
      Sponsored Repstg SH ORD L                  122,848        175,825
    ADR Zeneca Group PLC                          67,628         81,913
    Air Products and Chemicals, Inc.               2,120          2,213
    Allstate Corp. Common Stock                  139,167        142,800
    American Telephone & Telegraph Co.           105,535        121,038
    Amgen, Inc.                                  105,090        115,575
    Barnett Bks Inc.                              97,693        104,063
    Caremark Intl., Inc.                          92,306        116,250
    CBS, Inc.                                     37,026         57,400
    Chrysler Corp.                                60,686         58,850
    Colgate-Palmolive Co.                         66,767         79,788
    Compusa, Inc.                                103,257         74,462
    Equitable Resources, Inc.                    129,510        120,038
    First Interstate Bancorp                      77,633         83,688
    Ford Motor Co.                                62,387         64,750
    General Electric Co.                         125,069        158,813
    General Public Utilities Corp.               149,686        151,900
    Healthtrust, Inc. The Hospital Co.           144,511        181,050
    Hershey Foods Corp.                           58,674         63,538
    Hewlett-Packard Co.                           83,628        102,050
    Home Depot Inc.                              104,027        115,315
    Imcera Group, Inc.                           121,409        122,938
    Ingersoll-Rand Co.                            96,013        113,825
    Litton Industries Inc.                        49,067         58,163
    Louisiana-Pacific Corp.                       59,929         69,700


             Thrift Plan Plus For Employees of Media General, Inc.

                         Investment Assets (continued)

                               December 30, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

NationsBank Investment Management Division Fund (continued):
    McDonald's Corp.                          $  107,883     $  155,588
    Mobil Corp.                                  180,658        206,375
    Nalco Chemical Co.                            78,379         84,813
    NWNL Companies, Inc.                         129,097        123,500
    Pacific Gas & Light Co.                      118,636        128,250
    Pacific Telesis Group                        131,817        159,863
    Paine Webber Group Inc.                       62,090         72,563
    PepsiCo., Inc.                               134,738        152,625
    Philip Morris Companies                      108,639         94,988
    Potomac Electric Power Co.                   131,665        126,313
    Premark International                        145,037        227,150
    Proctor & Gamble Co.                          86,657         86,625
    Royce Valve Trust, Inc.                            0            180
    Shoney's, Inc.                               127,858        132,300
    Sun Trust Banks, Inc.                        100,311        102,925
    Synoptics Communications, Inc.                60,235         62,675
    Sysco Corp.                                  130,951        140,400
    Texaco Inc.                                  172,634        188,500
    Textron Inc.                                  98,057        140,100
    Thermo Electron Corp.                        113,197        135,300
    Toys "R" Us, Inc.                            134,275        145,800
    U.S. Bioscience Inc.                              38             35
    U.S. Healthcare, Inc.                         61,000         63,250
    Union Pacific Corp.                          124,200        138,325
    Walt Disney Company                           62,865         70,000
    Weyerhaeuser Co.                              66,883         72,000
    3 Com Corp.                                   71,277        100,013
                                              -------------------------
                                              $5,363,940     $6,098,015
                                              =========================

             Thrift Plan Plus For Employees of Media General, Inc.

                         Investment Assets (continued)

                               December 30, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

Media General Stock Fund:
  Northern Trust Company Short Term
    Investment Fund                          $   698,790    $   698,790
                                             ==========================

  Media General, Inc., Class A Common Stock  $57,732,218    $83,529,276
                                             ==========================

Loan Fund:
  Northern Trust Company Short Term
    Investment Fund                          $    14,081    $    14,081
                                             ==========================

  Loans to participants                      $ 4,594,451    $ 4,594,451
                                             ==========================

                                Financial Statements
                                  Thrift Plan Plus
                        For Employees of Media General, Inc.

                   For the one day period ended December 31, 1993,
                                   and years ended
                             December 30, 1993, and 1992
                         with Report of Independent Auditors

             Thrift Plan Plus For Employees of Media General, Inc.

                              Financial Statements


        For the one day period ended December 31, 1993, and years ended
                          December 30, 1993, and 1992



                                    Contents

Report of Independent Auditors                                    1

Financial Statements

Statements of Net Assets Available for Plan Benefits
   December 31, 1993, December 30, 1993, and 1992                 2
Statements of Changes in Net Assets Available for Plan
   Benefits for the one day period ended December 31, 1993, and
   years ended December 30, 1993, and 1992                        5
Notes to Financial Statements                                     8


Additional Information
                                                           Schedule
                                                           --------

Schedule of Investment Assets December 31, 1993                A

                         Report of Independent Auditors

Administrator
Thrift Plan Plus For Employees of Media General, Inc.

We have audited the accompanying statements of net assets available for plan benefits of the Thrift Plan Plus For Employees of Media General, Inc., as of December 31, 1993, December 30, 1993, and 1992, and the related statements of changes in net assets available for plan benefits for the one day period ended December 31, 1993, and years ended December 30, 1993, and 1992. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan at December 31, 1993, December 30, 1993, and 1992, and the changes in its net assets available for plan benefits for the one day period ended December 31, 1993, and years ended December 30, 1993, and 1992, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedule of Investment Assets as of December 31, 1993, is presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and is not a required part of the basic financial statements. The supplemental schedule has been subjected to the auditing procedures applied in our audit of the 1993 financial statements and, in our opinion, is fairly stated in all material respects in relation to the 1993 basic financial statements taken as a whole.


Richmond, Virginia                                ERNST & YOUNG
June 6, 1994




                                                                    1

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                        Statement of Net Assets Available For Plan Benefits
                                                         December 31, 1993

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Assets
Investment in Media General, Inc., Class A Common
  Stock, 2,874,058 shares at market of $29.375 per
      share, cost $57,904,848                           $         -  $        -  $84,425,454   $        -  $ 84,425,454
Other investments, at market:
  Common trust fund managed by Trustee:
    Short-term investments, cost $2,154,075               1,466,591     147,243      526,160       14,081     2,154,075
  Common trust fund managed by NationsBank Investment
    Management Division, cost $5,363,940                          -   6,083,229            -            -     6,083,229
  Guaranteed annuity contracts, cost $12,208,224         12,208,224           -            -            -    12,208,224
  Loans to participants                                           -           -            -    4,594,451     4,594,451
Dividends and interest receivable                             2,791      13,126        3,460       29,203        48,580
Contributions receivable                                    166,051     132,953      745,637            -     1,044,641
Receivable (payable) resulting from participants'
  fund transfers                                            544,219     (51,067)    (344,072)    (149,080)            -
Other receivables                                                 -           -            -      187,051       187,051
                                                        ---------------------------------------------------------------
                                                         14,387,876   6,325,484   85,356,639    4,675,706   110,745,705
Liabilities
  Amounts payable - security purchases                           -            -      215,493            -       215,493
                                                        ---------------------------------------------------------------
Net assets available for plan benefits                  $14,387,876  $6,325,484  $85,141,146   $4,675,706  $110,530,212
                                                        ===============================================================

See accompanying notes.











 2

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                        Statement of Net Assets Available For Plan Benefits
                                                         December 30, 1993

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Assets
Investment in Media General, Inc., Class A Common
  Stock, 2,867,958 shares at market of $29.125 per
      share, cost $57,732,218                           $         -  $        -  $83,529,276   $        -  $ 83,529,276
Other investments, at market:
  Common trust fund managed by Trustee:
    Short-term investments, cost $2,324,706               1,466,591     145,244      698,790       14,081     2,324,706
  Common trust fund managed by NationsBank Investment
    Management Division, cost $5,363,940                          -   6,098,015            -            -     6,098,015
  Guaranteed annuity contracts, cost $12,206,404         12,206,404           -            -            -    12,206,404
  Loans to participants                                           -           -            -    4,594,451     4,594,451
Dividends and interest receivable                             2,654      13,112        3,410       29,202        48,378
Contributions receivable                                    166,051     132,953      745,637            -     1,044,641
Receivable (payable) resulting from participants'
  fund transfers                                            544,219     (51,067)    (344,072)    (149,080)            -
Other receivables                                                 -           -            -      187,051       187,051
                                                        ---------------------------------------------------------------
                                                         14,385,919   6,338,257   84,633,041    4,675,705   110,032,922
Liabilities
  Amounts payable - security purchases                           -            -      215,493            -       215,493
                                                        ---------------------------------------------------------------
Net assets available for plan benefits                  $14,385,919  $6,338,257  $84,417,548   $4,675,705  $109,817,429
                                                        ---------------------------------------------------------------

See accompanying notes.











 3

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                        Statement of Net Assets Available For Plan Benefits
                                                         December 30, 1992

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Assets
Investment in Media General, Inc., Class A Common
  Stock, 2,741,839 shares at market of $16.875 per
    share, cost $54,365,106                             $         -   $        -  $46,268,533  $        -   $46,268,533
Other investments, at market:
  Common trust fund managed by Trustee:
    Short-term investments, cost $2,329,777                  24,045      326,048    1,554,878     424,806     2,329,777
  Common trust fund managed by NationsBank Investment
    Management Division, cost $3,645,668                          -    4,015,148            -           -     4,015,148
  Guaranteed annuity contracts, cost $13,788,520         13,788,520            -            -           -    13,788,520
  Loans to participants                                           -            -            -   4,612,282     4,612,282
Dividends and interest receivable                               950       13,430        5,085      33,415        52,880
Contributions receivable                                    152,195       88,117      719,208           -       959,520
Receivable (payable) resulting from participants'
  fund transfers                                             53,792      153,640      396,074    (603,506)            -
Other receivables                                                 -            -            -     188,073       188,073
                                                        ---------------------------------------------------------------
                                                         14,019,502    4,596,383   48,943,778   4,655,070    72,214,733
Liabilities
  Amounts payable - security purchases                            -       63,719    1,472,152           -     1,535,871
                                                        ---------------------------------------------------------------
Net assets available for plan benefits                  $14,019,502   $4,532,664  $47,471,626  $4,655,070   $70,678,862
                                                        ---------------------------------------------------------------

See accompanying notes.











 4

                                       Thrift Plan Plus For Employees of Media General, Inc.
                                   Statement of Changes in Net Assets Available For Plan Benefits
                                                  One Day ended December 31, 1993

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Investment income:
  Dividends                                            $         -   $    1,999  $         -   $        -   $    1,999
  Interest                                                   1,957           14           49            1        2,021
                                                       ----------------------------------------------------------------
                                                             1,957        2,013           49            1        4,020
                                                       ----------------------------------------------------------------

Net appreciation (depreciation) in fair value of assets          -      (14,786)     723,549            -      708,763


Contributions:
  Employers                                                      -            -            -            -            -
  Participants                                                   -            -            -            -            -
                                                       ----------------------------------------------------------------
    Total                                                        -            -            -            -            -
                                                       ----------------------------------------------------------------

Adjustments for participants' fund transfers                     -            -            -            -            -
Distributions to withdrawing participants                        -            -            -            -            -
                                                       ----------------------------------------------------------------
Net increase (decrease) in net assets available
  for plan benefits                                          1,957      (12,773)     723,598            1      712,783
Net assets available for plan benefits at
  December 30, 1993                                     14,385,919    6,338,257   84,417,548    4,675,705  109,817,429
                                                       ----------------------------------------------------------------
Net assets available for plan benefits at
  December 31, 1993                                    $14,387,876   $6,325,484  $85,141,146   $4,675,706 $110,530,212
                                                       ----------------------------------------------------------------

See accompanying notes.










                                       Thrift Plan Plus For Employees of Media General, Inc.
                                   Statement of Changes in Net Assets Available For Plan Benefits
                                                    Year ended December 30, 1993

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Investment income:
  Dividends                                            $         -   $   90,493  $ 1,224,978   $        - $  1,315,471
  Interest                                                 786,374       30,039       45,805      373,925    1,236,143
                                                       ----------------------------------------------------------------
                                                           786,374      120,532    1,270,783      373,925    2,551,614
                                                       ----------------------------------------------------------------

Net appreciation in fair value of assets                         -      423,233   34,295,914            -   34,719,147

Contributions:
  Employers                                                      -            -    3,498,943            -    3,498,943
  Participants                                           1,657,622    1,363,299    3,978,766            -    6,999,687
                                                       ----------------------------------------------------------------
    Total                                                1,657,622    1,363,299    7,477,709            -   10,498,630
                                                       ----------------------------------------------------------------

Adjustments for participants' fund transfers               608,259      312,757   (1,028,940)     107,924            -
Distributions to withdrawing participants               (2,685,838)    (414,228)  (5,069,544)    (461,214)  (8,630,824)
                                                       ----------------------------------------------------------------
Net increase in net assets available
  for plan benefits                                        366,417    1,805,593   36,945,922       20,635   39,138,567
Net assets available for plan benefits at
  December 30, 1992                                     14,019,502    4,532,664   47,471,626    4,655,070   70,678,862
                                                       ----------------------------------------------------------------
Net assets available for plan benefits at
  December 30, 1993                                    $14,385,919   $6,338,257  $84,417,548   $4,675,705 $109,817,429
                                                       ----------------------------------------------------------------

See accompanying notes.











                                       Thrift Plan Plus For Employees of Media General, Inc.
                                   Statement of Changes in Net Assets Available For Plan Benefits
                                                    Year ended December 30, 1992

                                                       Money Market             Media General
                                                           Fund     Equity Fund   Stock Fund     Loan Fund      Total
                                                      -----------------------------------------------------------------
Investment income:
  Dividends                                              $       -   $   97,243  $ 1,131,436     $      -  $ 1,228,679
  Interest                                                 997,590       14,408       32,227      415,680    1,459,905
                                                       ----------------------------------------------------------------
                                                           997,590      111,651    1,163,663      415,680    2,688,584
                                                       ----------------------------------------------------------------

Net appreciation in fair value of assets                         -       77,103      287,428            -      364,531

Contributions:
  Employers                                                      -            -    3,417,936            -    3,417,936
  Participants                                           1,645,960      881,664    4,331,123            -    6,858,747
                                                       ----------------------------------------------------------------
    Total                                                1,645,960      881,664    7,749,059            -   10,276,683
                                                       ----------------------------------------------------------------

Adjustments for participants' fund transfers              (214,391)     345,284     (129,664)      (1,229)           -
Distributions to withdrawing participants               (5,425,445)  (1,270,085)  (5,625,183)    (322,132) (12,642,845)
                                                       ----------------------------------------------------------------
Net increase (decrease) in net assets available
  for plan benefits                                     (2,996,286)     145,617    3,445,303       92,319      686,953
Net assets available for plan benefits at
  December 30, 1991                                     17,015,788    4,387,047   44,026,323    4,562,751   69,991,909
                                                       ----------------------------------------------------------------
Net assets available for plan benefits at
  December 30, 1992                                    $14,019,502   $4,532,664  $47,471,626   $4,655,070  $70,678,862
                                                       ----------------------------------------------------------------

See accompanying notes.











             Thrift Plan Plus For Employees of Media General, Inc.

                         Notes to Financial Statements

                               December 31, 1993


1.  Contributions

The Plan allows participants to elect to contribute 1% to 20% of their total compensation, subject to limitations prescribed by the Internal Revenue Code, by means of regular payroll deductions. Contributions are made in the form of pretax salary reductions or voluntary contributions of after-tax dollars by the participants. Participants can elect to contribute 1% to 10% of their pay, in whole percentages, to the Plan before taxes are withheld from their compensation and 1% to 10%, in whole percentages, after taxes are withheld from their compensation. Employers match a participant's contribution up to a total of up to 6% of the participant's contribution for each plan year based upon the following chart. If a participant contributes more than 6% in total to the Plan, the percent designated as pretax is considered first for purposes of the Company match.


                                  Company matching percentage
                                  ---------------------------
 Your TOTAL contribution      On pretax portion   On after-tax portion
  percent to be matched            of TOTAL             of TOTAL
 by Company contribution         contribution         contribution
 -----------------------         ------------         ------------

            1%                       75%                  50%
            2%                       75%                  50%
            3%                       75%                  50%
            4%                       75%                  50%
            5%                       65%                  50%
            6%                       55%                  50%

Contributions from participants are invested in accordance with the terms of the Plan at the option of the participant, in (i) a Money Market Fund for the purchase of certificates of deposit, guaranteed annuity contracts, commercial paper, bonds or interest in a common trust fund invested in money market instruments, (ii) an Equity Fund for the purchase of common stocks of corporations other than Media General, Inc., or interest in an equity common trust fund, (iii) a Media General Stock Fund for the purchase of Class A Common Stock of Media General, Inc., or (iv) certain combinations of these funds as provided by the Plan. Employer contributions are invested in Media General stock subject to the transfer provisions discussed in the following paragraph. The Plan also includes, among other things, a loan feature (see Note 5). Under specified guidelines, a participant may request the Trustee to

             Thrift Plan Plus For Employees of Media General, Inc.

1.  Contributions (continued)

transfer a portion of the participant's balance in other funds into the loan fund for disbursement as a loan to the participant. Repayment of principal and interest is made by payroll deduction and the loans are fully secured by the participant's balance in the loan fund.

A participant may change his Investment Option selection as of the first day of any month, with 15 days prior written notice. On any allocation date, a participant who has attained age 55 may elect to transfer 100% of the market value of his account to any of the Investment Options provided for by the Plan. On any allocation date, participants under age 55 may elect to transfer 100% of the market value of their account between the Equity and Money Market Funds. On any allocation date, participants under age 55 may elect to transfer 25% of their account from the Media General Stock Fund. In addition, on any allocation date, participants under age 55 may elect to transfer 25% of their account from the Money Market and/or Equity Fund to the Media General Stock Fund. Participants are permitted to make no more than one transfer in any plan year.

The Plan's assets are held by Northern Trust Company, a trustee, pursuant to a trust agreement dated July 1, 1987. NationsBank Investment Management Division manages the common stocks in the Equity Fund and Capitoline Investment Services, Inc., manages the guaranteed annuity contracts in the Money Market Fund. NationsBank Investment Management Division has unlimited authority to select securities which will be purchased by the Equity Fund and Capitoline Investment Services, Inc., has unlimited authority to select guaranteed annuity contracts which will be purchased by the Money Market Fund.

2.  Vesting, Withdrawals, and Terminations

In the event of termination of employment or withdrawal from the Plan, participants are paid the value of their account attributable to the amounts they contributed plus the value of their account attributable to employer contributions which has vested. The vesting provisions of the Plan provide for immediate 100% vesting of the value of employer pretax matching contributions and, effective as of December 31, 1993, immediate 100% vesting of the value of after-tax matching contributions.

             Thrift Plan Plus For Employees of Media General, Inc.

2.  Vesting, Withdrawals, and Terminations(continued)


The Employer has established the Plan with the intention that it will continue. The Employer has the right at any time to terminate the Plan. The value of the participant's accounts would be distributed to the participant in a manner consistent with the Plan document.

The above descriptions are provided for informative purposes. Readers should refer to the Plan document for more complete information.

3.  Income Taxes

The Internal Revenue Service has ruled that the Plan qualifies under Section 401(a) of the Internal Revenue Code (IRC) and is, therefore, not subject to tax under present income tax law. Employee contributions qualify as "cash or deferred" contributions under Section 401(k) of the IRC. Once qualified, the Plan is required to operate in conformity with the IRC to maintain its qualification. The Plan administrator is not aware of any course of action or series of events which have occurred which might adversely affect the Plan's qualified status.

Until such time as a participant or his beneficiary withdraws from the Plan, no income tax is payable by the participant on (i) contributions made by his employer on his behalf, (ii) interest and dividends added to his account, (iii) gains on sales of securities by the trust, or (iv) effective July 1, 1985, on contributions made by the participant in the form of pretax salary reductions not exceeding 6% of his compensation through December 31, 1986, and 10% thereafter, subject to limitations prescribed by the Internal Revenue Code.

4.  Investments

All investments, other than guaranteed annuity contracts and loans to participants, are carried at market value. Deposits under guaranteed annuity contracts are carried at contract value which equals cost. Loans to participants are carried at original amount of the loan less repayments received. Investments in securities traded on national securities exchanges are valued at the last reported sales price or at the last reported bid quotation if not traded on that day. Investments in common trust funds are valued at their redemption value. Dividends are recorded on the ex-dividend date and interest is accrued as earned.

             Thrift Plan Plus For Employees of Media General, Inc.

4.  Investments (continued)

Investments representing five percent or more of the Plan's net assets at December 31, 1993, consisted of the following:

Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

Media General, Inc. Class A Common Stock     $57,904,848    $84,425,454

5.  Loans to Participants

The Plan has a Loan Fund available to all Plan participants. Loans are made from the participant's account, reducing the investment balance and creating a receivable in the Loan Fund. Loans are secured by the participant's account balance. Loans to terminated participants and loans in default are treated as distributions to the participant. Loans are repaid through payroll deduction including principal and interest. The principal portion reduces the receivable from participants and both principal and interest are transferred to the participant's investment account as repayments are received.

Participants may obtain loans based on the vested value of their accounts. New loans cannot exceed 50% of the participant's account value or a maximum of $50,000 in accordance with the Department of Labor's regulations on loans to participants. Loans are limited to one loan per participant per year with a maximum of two loans outstanding at any one time. Loans shall bear a reasonable rate of interest and must be repaid over a period not to exceed 5 years unless it is used to purchase the participant's primary residence, in which case the loan must be repaid over a period not to exceed 10 years.

6.  Related Party Transactions

Recurring administrative expenses of the Plan, which include trustee fees, are paid by Media General, Inc. Administrative expenses for the one day December 31, 1993, were $0. Administrative expenses for the years ended December 30, 1993, and 1992, were $304,027 and $320,446, respectively.

             Thrift Plan Plus For Employees of Media General, Inc.

7.  Reclassification of Prior Year Financials

Certain amounts in the prior year's financial statements have been reclassified to be reported on a consistent basis with the current year's presentation.

8.  Comparison to Form 5500

Form 5500 requires the recording of a liability for distributions allocated to participants as of year end, but for which disbursement of those funds from the Plan has not yet been made. This requirement is different from the presentation of such funds in the financial statements where they remain in net assets available for plan benefits. The liability per Form 5500 is $3,221,933 as of December 31, 1993, and December 30, 1993, and $2,199,367 and $5,773,813 as of
December 30, 1992, and 1991, respectively.

9.  Plan Year-End Change

The Plan changed its year-end date from December 30 to December 31, effective December 31, 1993.

                             Additional Information

                                                            Schedule A










                               Investment Assets

             Thrift Plan Plus For Employees of Media General, Inc.

                               Investment Assets

                               December 31, 1993


Name and Title                                  Cost        Market Value

Money Market Fund:
  Northern Trust Company Short Term
    Investment Fund                          $ 1,466,591    $ 1,466,591
                                             ==========================

  Annuity contracts:
    Commonwealth Life Guaranteed Annuity
      Contract, 5.80%, Open Maturity         $ 1,486,731    $ 1,486,731
    Hartford Life Guaranteed Annuity
      Contract, 5.39%, March 20, 1995          1,011,389      1,011,389
    Hartford Life Guaranteed Annuity
      Contract, 5.14%, September 18, 1995      1,518,125      1,518,125
    Life of Virginia Guaranteed Annuity
      Contract, 4.63%, Open Maturity           1,545,100      1,545,100
    Lincoln National Life Insurance Co.,
      Guaranteed Annuity Contract, 8.84%,
        March 31, 1994                         2,235,066      2,235,066
    Metropolitan Guaranteed Annuity
      Contract, 5.24%, January 22, 1996        1,062,313      1,062,313
    New York Life Guaranteed Annuity
      Contract, 6.52%, May 20, 1996            1,329,451      1,329,451
    Protective Life, 4.67%,
      September 30, 1996                       1,008,161      1,008,161
    Provident Life & Accident Co.,
      4.50%, December 16, 1996                 1,011,888      1,011,888
                                             --------------------------
                                             $12,208,224    $12,208,224
                                             ==========================

             Thrift Plan Plus For Employees of Media General, Inc.

                         Investment Assets (continued)

                               December 31, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

Equity Fund:
  Northern Trust Company Short Term
    Investment Fund                           $  147,243     $  147,243
                                              =========================

  NationsBank Investment Management Division Fund:
    Adaptec, Inc.                             $   98,700     $  155,025
    ADR British Petroleum PLC                    144,918        166,400
    ADR Imperial Chemical Industries PLC, New    119,579        132,300
    ADR Telefonos De Mexico S.A. CV SerL
      Sponsored Repstg SH ORD L                  122,848        175,500
    ADR Zeneca Group PLC                          67,628         81,913
    Air Products and Chemicals, Inc.               2,120          2,213
    Allstate Corp. Common Stock                  139,167        141,600
    American Telephone & Telegraph Co.           105,535        120,750
    Amgen, Inc.                                  105,090        113,850
    Barnett Bks Inc.                              97,693        103,750
    Caremark Intl., Inc.                          92,306        118,500
    CBS, Inc.                                     37,026         57,700
    Chrysler Corp.                                60,686         58,575
    Colgate-Palmolive Co.                         66,767         81,088
    Compusa, Inc.                                103,257         73,538
    Equitable Resources, Inc.                    129,510        120,863
    First Interstate Bancorp                      77,633         83,363
    Ford Motor Co.                                62,387         64,500
    General Electric Co.                         125,069        157,313
    General Public Utilities Corp.               149,686        151,281
    Healthtrust, Inc. The Hospital Co.           144,511        189,038
    Hershey Foods Corp.                           58,674         63,700
    Hewlett-Packard Co.                           83,628        102,700
    Home Depot Inc.                              104,027        114,590
    Imcera Group, Inc.                           121,409        117,688
    Ingersoll-Rand Co.                            96,013        110,925
    Litton Industries Inc.                        49,067         58,050
    Louisiana-Pacific Corp.                       59,929         70,125

             Thrift Plan Plus For Employees of Media General, Inc.

                         Investment Assets (continued)

                               December 31, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

  NationsBank Investment Management Division Fund (continued):
    McDonald's Corp.                          $  107,883     $  153,900
    Mobil Corp.                                  180,658        205,725
    Nalco Chemical Co.                            78,379         86,250
    NWNL Companies, Inc.                         129,097        121,600
    Pacific Gas & Light Co.                      118,636        126,450
    Pacific Telesis Group                        131,817        157,325
    Paine Webber Group Inc.                       62,090         72,900
    PepsiCo., Inc.                               134,738        151,238
    Philip Morris Companies                      108,639         94,563
    Potomac Electric Power Co.                   131,665        125,725
    Premark International                        145,037        224,700
    Proctor & Gamble Co.                          86,657         85,500
    Royce Valve Trust, Inc.                            0            180
    Shoney's, Inc.                               127,858        129,500
    Sun Trust Banks, Inc.                        100,311        103,500
    Synoptics Communications, Inc.                60,235         64,113
    Sysco Corp.                                  130,951        140,400
    Texaco Inc.                                  172,634        187,775
    Textron Inc.                                  98,057        139,800
    Thermo Electron Corp.                        113,197        138,600
    Toys "R" Us, Inc.                            134,275        147,150
    U.S. Bioscience Inc.                              38             34
    U.S. Healthcare, Inc.                         61,000         63,388
    Union Pacific Corp.                          124,200        137,775
    Walt Disney Company                           62,865         68,200
    Weyerhaeuser Co.                              66,883         71,400
    3 Com Corp.                                   71,277         98,700
                                              -------------------------
                                              $5,363,940     $6,083,229
                                              =========================

             Thrift Plan Plus For Employees of Media General, Inc.

                         Investment Assets (continued)

                               December 31, 1993


Name and Title                                  Cost        Market Value
- - ------------------------------------------------------------------------

Media General Stock Fund:
  Northern Trust Company Short Term
    Investment Fund                          $   526,160    $   526,160
                                             ==========================

  Media General, Inc., Class A Common Stock  $57,904,848    $84,425,454
                                             ==========================

Loan Fund:
  Northern Trust Company Short Term
    Investment Fund                          $    14,081    $    14,081
                                             ==========================

  Loans to participants                      $ 4,594,451    $ 4,594,451

                                   SIGNATURES

          The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Committee of the Thrift Plan Plus for Employees of Media General, Inc., has duly caused this Annual Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THRIFT PLAN PLUS FOR EMPLOYEES OF
                                     MEDIA GENERAL, INC.



                              By:       /s/ D. Page Cooper
                                   ------------------------------
                                   D. Page Cooper
                                   Secretary of the Committee

Date:  June 27, 1994

                                 EXHIBIT INDEX

                                       TO
                                 FORM 11-K FOR
                              The Thrift Plan Plus
                      For Employees of Media General, Inc.


          Exhibit Number                     Description of Exhibit

               23.1                          Consent of Ernst & Young,
                                             independent auditors, dated
                                             June 23, 1994

                                                            Exhibit 23.1





                        Consent of Independent Auditors


The Board of Directors and Stockholders
Media General, Inc.

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-29478) pertaining to the Thrift Plan Plus for Employees of Media General, Inc., of our reports dated June 6, 1994, with respect to the financial statements and schedules of the Thrift Plan Plus for Employees of Media General, Inc. included in this Annual Report (Form 11-K) for the one day period ended December 31, 1993, and year ended December 30, 1993.



                                                ERNST & YOUNG


Richmond, Virginia
June 23, 1994